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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 15, 1998


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


                  0-10997                             93-810577
          (Commission File Number)       IRS Employer Identification No.


                          5335 SW Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 684-0884


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ITEM 5 - OTHER EVENTS

         On September 15, 1998, West Coast Bancorp ("West Coast") announced plans to combine its four separate banking affiliates into a single community-focused bank. The name West Coast Bank has been reserved for the consolidated bank. The Board of Directors of the consolidated Bank will consist of the same members as West Coast.

         The consolidated bank will be wholly-owned by West Coast and will be headquartered in Lake Oswego, Oregon. It will have 1.2 billion in assets and 41 offices in western Oregon and Washington.

         Consummation of the consolidation is subject to several conditions, including receipt of applicable regulatory approvals and approval by the Boards of Directors and sole shareholder of each of the subsidiary banks as well as the Board of Directors of West Coast. For more information regarding the proposed transaction, reference is made to the press release dated September 15, 1998, which is attached to this Report as Exhibit 99 and incorporated by reference.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits:

               (99) Press Release issued by West Coast dated September 15, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:    September 18, 1998


                                      WEST COAST BANCORP



                                      By: /s/ VICTOR L. BARTRUFF
                                          -------------------------------
                                          Victor L. Bartruff
                                          President and Chief Operating Officer


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